UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     February 13, 2007
                                                     ---------------------------

                               ViewCast.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-29020                                   75-2528700
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     (Commission File Number)               (IRS Employer Identification No.)


      3701 W. Plano Pkwy., Suite 300
               Plano, TX                                           75075
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (972) 488-7200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 13, 2007 ViewCast.com, Inc. issued a press release announcing preliminary gross revenue for the fourth quarter ending December 31, 2006 and a preliminary increase in sales compared to the fourth quarter in the prior year. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release issued February 13, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VIEWCAST.COM, INC.

Date:  February 13, 2007
                                  By:  /s/ Laurie L. Latham
                                       -----------------------------------------
                                       Laurie L. Latham, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                --------------------------------------------------

99.1                       Press Release issued February 13, 2007